SASCO 2005-GEL1
Credit Risk Manager Report
July 2005
2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

This Report is furnished on a confidential basis to the recipient listed herein.

By acceptance of this Report, the recipient agrees that it will not:
 I. Transmit this Report to anyone other than a person or entity having a fiduciary relationship with, or beneficial interest in, this portfolio;
II. Reproduce any or all of this Report; or
III. Contact any servicer or originator regarding any information in this Report.
2005 The Murrayhill Company. All Rights Reserved.

Table of Contents
Section One       Executive Summary
Section Two       Prepayment Premium Analysis
Section Three     Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Executive Summary July 2005
Transaction Summary

Closing Date:                    01/28/2005
Depositor:                       Structured Asset Securities Corporation
Trustee(s):                      U. S. Bank
Master Servicer:                 Aurora Loan Services Master Servicing
Servicer(s):                     Aurora Loan Services, Cendant Mortgage,
                                 Chase Home Finance, Ocwen Financial
                                 Services, Option One Mortgage,
                                 Wells Fargo/ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):             General Electric Mortgage Insurance,
                                 Mortgage Guaranty Insurance Corporation,
                                 PMI Mortgage Insurance Co., Republic
                                 Mortgage Insurance Company,
                                 Triad Guaranty Insurance Company,
                                 United Guaranty
                                 Residential Insurance Company
Delinquency Reporting Method:    OTS*

Collateral Summary
                     Closing Date    6/30/05**      6/30/05 as
                                                     a % of
                                                   Closing Date
Collateral Balance    $155,257,025  $121,584,499      78.31%
Loan Count              1,230          1,038          84.39%

* OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
** These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.
2005 The Murrayhill Company. All Rights Reserved.

Loan-Level Analysis

Delinquent Taxes
Murrayhill ID 6006309

-This loan originated on 10/31/2001 with an appraised value of $1,600,000. As of 6/30/2005, the unpaid principal balance of this loan is $765,534.
-According to the Miami-Dade county website, the 2002, 2003, and 2004 property taxes are delinquent and due in the amount of $73,246.
-Murrayhill contacted the county, and the representative stated that the borrower became delinquent one year after the taxes were due. The 2002 taxes were delinquent as of 6/1/2003. The county then gave the borrower/servicer 22 months to pay the delinquent taxes. This property was eligible for tax sale as of 4/1/2005 and could go to tax sale at any time. There is no redemption period after the property goes to tax sale.
-In order to save this property from tax sale, the 2002 property taxes must be paid in the amount of $26,400. Murrayhill contacted the servicer and asked it to pay the 2002 property taxes.
-Murrayhill will continue to monitor this loan to ensure the 2002, 2003, and 2004 property taxes are paid.

Collateral Statistics
                               Loan Count         Summed Balance
Repurchases                         0                $0
Suspect Original Appraisals*        0                $0
First Payment Default               1             $162,500
Early Payment Default**             2             $148,917
Multiple Loans to One Borrower      82           $9,259,598
* Value decline of 65 percent or greater since origination.
**A default that occurs on the second or third scheduled payment

Second Lien Statistics
                                 Loan Count     Summed Balance

Total Outstanding Second Liens     295           $9,113,359
30 Days Delinquent                  9            $853,881
60 Days Delinquent                  3            $145,350
90+ Days Delinquent                 7            $201,022

Delinquencies
                                30  60   90+   F   R
As Reported on Remittance:      51  23   18    21  3
As Reported by the Servicer:    50  23   19    21  2
Difference:                      1   0    1     0  1

Prepayments

Distribution  Beginning    Total         Percentage of
Date          Collateral   Prepayments   Prepayment
              Balance
7/25/2005    $126,268,394  $4,682,330       3.71%
6/25/2005    $132,352,361  $5,930,915       4.48%
5/25/2005    $136,621,258  $4,116,743       3.01%

Prepayment Premium Analysis

Prepayment Premium Issue for Prior Month

According to the 4/30/2005 investor reporting file, the servicer reimbursed itself $4,988 for Murrayhill ID 6006847. Murrayhill contacted the servicer and asked why this premium was reversed. The servicer stated that the premium was waived because the rider contained a sales clause and this property liquidated through the sale of the property.

Prepayment Premium Issues for the Current Month

In the 7/25/2005 remittance, nine loans with active prepayment flags were paid off, all of which had premiums remitted totaling $22,182. Murrayhill ID 6006020 paid off without an active prepayment premium, but remitted $1,382. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in June 2005.

2005 The Murrayhill Company. All Rights Reserved.

Loss Analysis

Reported Losses/Gains: $53
Number of Loans with Losses/Gains: 2

In the 7/25/2005 remittance, this security experienced a net loss of $53. High losses to this security are considered to be those exceeding $50,000 and/or with a severity over 50 percent. This month, no loans met these criteria.

Satisfaction Fees
 In June 2005, the master servicer passed 2 losses totaling $53.
 According to the master servicer these losses are a result of the counties charging a fee to release the lien that cannot be charged to the borrower.
 Murrayhill is researching the validity of these losses and will provide an update when one becomes available.

2005 The Murrayhill Company. All Rights Reserved.

Section Two
Prepayment Premium Analysis
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Prepayments
Mortgage Data Through: June 30, 2005
                             7/25/05  6/25/05  5/25/05  4/25/05 3/25/05 2/25/05
Total Cash Flows
Remitted by Servicers         $23,564  $75,287  $22,198  $44,153 $51,932 $25,055
Remitted by Trustee           $23,564  $67,552  $22,198  $44,153 $51,932 $25,055
Difference                    $0       $7,735   $0       $0      $0      $0

Total Collections by the Servicer
                             7/25/05  6/25/05  5/25/05  4/25/05 3/25/05 2/25/05
Total Paid-Off Loans (A)        37       36       25       38      14      27
Total Paid-Off Loans with Flags 11       15        4        9      10       3

Exceptions
Expired Prepayment Clauses       2        1        0        1       0       0
Liquidations                     0        0        0        0       0       0
(charge-offs, short sale, REO)
Acceleration of Debt             0        0        0        0       0       0
Note did not Allow               0        0        0        1       0       0
Total Exceptions                 2        1        0        2       0       0

Other Exceptions
Prohibited under State Statutes  0        0        0        0       0       0

Loans with Active Prepayment     9       14        4        7      10       3
Premiums with Remitted
Premiums ( B )

Loans without Prepayment         1        1        0        0       0       0
Flags with Remitted Premiums

Total Loans with Remitted       10       15        4        7      10       3
Prepayment Premiums ( C )

Loans with Active Prepayment     9       14        4        7      10       3
Premiums ( D )

Premiums Remitted for Loans     100%   100%      100%     100%    100%     100%
with Active Prepayment
Flags (B/D)

Total Loans with Remitted       111%   107%      100%     100%    100%     100%
Premiums (C/D)

Total Loans with Remitted      27.03%  41.67%   16.00%   18.42%  71.43%   11.11%

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: June 30, 2005

Murrayhill  ST. Del.   Orig.  PPP    Exp.   Payoff   Premium   % of
ID             String  Date   Flag   Date   Balance  Remitted  Premium
                                                               to Payoff
                                                       Balance
6006318*    NY CCCCC0  5/22/02  1   5/22/03  $233,073   $0        0%
6006457*    IL CCCCC0  5/19/04  1   5/19/05  $227,910   $0        0%
6006020**   IL CCCCC0  8/30/02  0   8/30/02  $138,228   $1,382    1%
6006290     MI CCCCC0  9/29/04  1   9/29/05  $54,849    $548      1%
6006030     IL CCCCC0  4/11/03  3   4/11/06  $279,421   $2,794    1%
6006772     FL CCCCC0  6/23/04  2   6/23/06  $30,800    $1,092    4%
6005689     FL CCCCC0  6/23/04  2   6/23/06  $122,857   $3,384    3%
6005689     MO CCCCC0  6/25/04  2   6/25/06  $105,616   $2,112    2%
6006712     WA CCCCC0  7/26/04  2   7/26/06  $216,699   $7,010    3%
6006072     OH CCCCC0 11/24/03  3  11/24/06  $92,755    $1,855    2%
6006082     IL 333CC0   1/6/04  3    1/6/07  $49,888    $993      2%
6006284     IN CCCCC0   7/1/04  3    7/1/07  $58,138    $2,393    4%

*Prepayment Premium is Expired.
**Prepayment Premium collected without a prepayment flag.
2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: June 30, 2005

AsOfDat  30 Days      60 Days    90 Days      FC       REO
1/31/05 $2,786,078  $1,383,899  $84,289    $227,152    $0
2/28/05 $4,485,958  $2,384,268  $496,486   $1,063,358  $0
3/31/05 $3,803,409  $1,501,902  $546,483   $1,623,343  $0
4/30/05 $7,288,578  $1,718,699  $1,096,430 $1,263,970  $48,969
5/31/05 $7,570,527  $2,590,389  $579,300   $1,974,025  $48,969
6/30/05 $7,492,719  $3,270,519  $1,511,129 $3,051,670  $146,969

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: June 30, 2005

AsOfDate        30 Days       60 Days        90 Days        FC         REO
1/31/05           44            19              1            2          0
2/28/05           37            23             10            7          0
3/31/05           26            17             10           12          0
4/30/05           48            12             15           12          1
5/31/05           53            21             12           15          1
6/30/05           50            23             19           21          2

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Conditional Prepayment Rates
Mortgage Data Through: June 30, 2005

Date*        Distribution    CPR      3-Month MA  6-Month MA  12-Month MA
                 Date
6/30/05         7/25/05     36.55%     36.75%
5/31/05         6/25/05     42.38%     39.77%
4/30/05         5/25/05     30.79%     32.88%
3/31/05         4/25/05     45.21%
2/28/05         3/25/05     20.27%
1/31/05         2/25/05     31.98%

*Data in table is desplayed for only the most recent 18 months.
2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: June 30, 2005

             Weighted  Default Monthly   CDR    SDA   SDA %
Date          Average    Amt   Default  (F-R)  Curve
               Age              Rate
6/30/05        20.86  $98,000   0.07%   0.84%  0.42%  201%
5/31/05        19.88  $0        0.00%   0.00%  0.40%    0%
4/30/05        18.72  $0        0.00%   0.00%  0.37%    0%
3/31/05        17.76  $0        0.00%   0.00%  0.36%    0%
2/28/05        15.01  $0        0.00%   0.00%  0.30%    0%
1/31/05        15.43  $0        0.00%   0.00%  0.31%    0%

Averages:      17.94  $16,333   0.01%   0.14%   0.36%  33%

2005 The Murrayhill Company. All Rights Reserved.